                                                                  EXHIBIT 10.25


                     AMENDMENT TO ASSET PURCHASE AGREEMENT
                  AND TERMINATION OF DEPOSIT ESCROW AGREEMENT

         This Amendment to Asset Purchase Agreement and Termination of Deposit Escrow Agreement dated as of November 29, 2000 (this "AGREEMENT") is made by and among:

         (i)   InterActive8, Inc., a New York corporation (the "PURCHASER");

         (ii)  Luminant Worldwide Corporation, a Delaware corporation
               ("LUMINANT");

         (iii) New York Consulting Partners, LLC, a limited liability company organized under the New York Limited Liability Company Law (the "SELLER"); and

         (iv) Elizabeth Haas-Edersheim (as a Member and in her capacity as the Members' Representative), the Elizabeth A. H. Edersheim Year 2000 Family Trust, Robert Allen, Gary Badrick, Joan Wilson and Frank Seldin (each a "MEMBER" and collectively, the "MEMBERS").

         WHEREAS, the parties hereto are parties to an Asset Purchase Agreement dated as of May 31, 2000 (the "ASSET PURCHASE AGREEMENT") and a Deposit Escrow Agreement dated as of June 22, 2000 (the "ESCROW AGREEMENT").

         WHEREAS, in connection with the transactions consummated pursuant to the Asset Purchase Agreement: (a) the Seller and the Members agreed that they would not sell, transfer or otherwise dispose of any Shares for a period of six months following the Closing Date (subject to several exceptions), and
(b) the Seller placed the Escrowed Shares into escrow pursuant to the terms of the Asset Purchase Agreement and the Escrow Agreement.

         WHEREAS, the parties hereto have agreed to, among other things: (a) amend the Asset Purchase Agreement to delete the restriction in the Asset Purchase Agreement referenced in clause (a) of the immediately preceding "Whereas" clause, and (b) to release the Escrowed Shares being held in escrow pursuant to Section 2.08 of the Asset Purchase Agreement and terminate the Escrow Agreement relating thereto.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. DEFINITIONS. All capitalized terms used in this Agreement but not otherwise defined herein or cross-referenced to another agreement, shall have the meanings set forth in the Asset Purchase Agreement.


Amendment to Asset Purchase Agreement

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         Section 2.  AMENDMENTS TO ASSET PURCHASE AGREEMENT.  Pursuant to
Section 11.06 of the Asset Purchase Agreement, the parties hereto hereby agree that the Asset Purchase Agreement shall be amended as of the date of this Agreement as follows:

         (a) Section 5.07 of the Asset Purchase Agreement is hereby amended as follows:

              (i) The third sentence of Section 5.07 of the Asset Purchase Agreement is hereby deleted in its entirety and, in its place, shall be added the following language:

                   "In connection with any sale by the Seller or a Member pursuant to clause (B) of the preceding sentence, the Seller or such Member shall furnish to Luminant an opinion of counsel reasonably satisfactory to Luminant to the effect that such exemption from registration is available in connection with such sale, except that no opinion shall be required to be furnished to Luminant in connection with transfers of Shares (x) by the Seller to any Member, (y) pursuant to the Collar, or (z) pursuant to Rules 144, 144A or 145 promulgated under the Securities Act. Notwithstanding anything herein to the contrary, if a broker or dealer or Luminant's transfer agent shall require an opinion of counsel relating to the availability of the safe harbor under Rule 145 or Rule 144, Seller shall cause its counsel to furnish such opinion to the broker or dealer and/or Luminant's transfer agent, as the case may be, or to counsel for Luminant to be relied upon by such counsel in rendering such opinion to the broker or dealer and/or Luminant's transfer agent, as the case may be, and in such event Luminant shall assist Seller to ascertain or confirm factual matters relating to Luminant reasonably required to obtain such an opinion."

              (ii) The requirement that any Share certificates bear the
                   following legends is hereby deleted in its entirety:

                   "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE ESCROW AGREEMENT DATED AS OF JUNE 22, 2000 (THE "ESCROW AGREEMENT"), BY AND AMONG THE ISSUER, NEW YORK CONSULTING PARTNERS, LLC, AMERICAN STOCK TRANSFER & TRUST COMPANY AS ESCROW AGENT, AND ELIZABETH HAAS-EDERSHEIM AS MEMBERS' REPRESENTATIVE."

                   "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CONTRACTUAL RESTRICTIONS ON TRANSFER PURSUANT TO THAT CERTAIN ASSET PURCHASE AGREEMENT DATED AS OF MAY 31, 2000 (THE "ASSET PURCHASE AGREEMENT"), BY AND AMONG THE ISSUER AND NEW YORK CONSULTING PARTNERS, LLC AND THE OTHER SIGNATORIES THERETO. YOU MAY OBTAIN A COPY OF THE ASSET PURCHASE AGREEMENT BY CONTACTING THE SECRETARY OF THE ISSUER."



Amendment to Asset Purchase Agreement

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         (b)  Section 8.06 of the Asset Purchase Agreement is hereby amended by deleting such section in its entirety.  As a result of such deletion, such
Section 8.06 shall no longer have any force or effect whatsoever, and the Seller and the Members shall be released and irrevocably discharged from any and all obligations of any kind whatsoever pursuant to such Section 8.06.

         Section 3.  RELEASE OF ESCROWED SHARES.

         (a) The Purchaser, Luminant, the Seller and the Members' Representative on behalf of all of the Members, shall promptly send to the Escrow Agent (such term, as used in this Agreement, shall have the meaning set forth in the Escrow Agreement) joint written instructions executed by each of them authorizing the Escrow Agent to release from escrow and deliver to the Seller the Escrowed Funds (together with any stock powers signed by the Seller with respect to the Escrowed Shares).

         (b) Pursuant to Section 6.1(ii) of the Escrow Agreement, the Purchaser and Luminant, on the one hand, and the Seller and the Members' Representative on behalf of all Members, on the other hand, hereby terminate the Escrow Agreement as of the date hereof and, in connection therewith, except as expressly provided herein, such parties declare and acknowledge that the terms, provisions, covenants and agreements set forth in the Escrow Agreement are terminated as of the date hereof and are no longer of any force or effect, and the Seller and the Members are hereby released and irrevocably discharged from its and their obligations pursuant to the Escrow Agreement, except that the rights and obligations under the Escrow Agreement pursuant to
(i) Section 4.2 thereof relating to "COMPENSATION", (ii) Article V relating to "LIABILITIES AND INDEMNIFICATION OF ESCROW AGENT," and (iii) Section 7.9 relating to "MEMBERS' REPRESENTATIVE," shall survive the termination thereof in accordance with their respective terms or as necessary to complete the actions contemplated by this Agreement.

         (c) The parties hereto acknowledge and agree that: (i) any and all rights that the Purchaser and Luminant had, or may have had, in respect of the Escrowed Shares and the deposit thereof into escrow pursuant to Sections 2.06(h), 2.08 and 7.11 of the Asset Purchase Agreement shall terminate as of the date hereof and be of no further force or effect whatsoever, and (ii) the Seller and the Members are hereby released and irrevocably discharged from its and their obligations relating to the deposit of the Escrowed Shares in escrow pursuant to Section 2.08 and the use of the Escrowed Shares for the purposes contemplated by Section 2.06(h), 2.08 and 7.11 of the Asset Purchase Agreement.

         Section 4. REPLACEMENT SHARE CERTIFICATES. Within five (5) business days following the date that the Seller and the Members, on the one hand, and the Escrow Agent, on the other hand, shall deliver to Luminant or its transfer agent the certificates representing the Shares that have been issued by Luminant pursuant to the Asset Purchase Agreement (including the Escrowed Shares);, Luminant shall deliver those certificates to its transfer agent and shall cause its transfer agent to promptly (and, in any event, within five (5) business days after the date that the transfer agent receives such certificates and all additional information, including opinions of counsel, it shall require) issue replacement certificates therefore in form and substance substantially equivalent to the certificates tendered for replacement, provided, that, such replacement certificates and the certificates issued in respect of the Escrowed Shares shall not bear the legends waived pursuant to Section 2(a) of this Agreement.

         Section 5. NO OTHER CHANGES. Except as set forth in this Agreement, the Asset Purchase Agreement shall not be amended by this Agreement in any way and shall remain in full force and effect and binding upon the parties thereto.



Amendment to Asset Purchase Agreement

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         Section 6.  FURTHER ASSURANCES.  The parties hereto covenant and agree that each of them shall take, or cause to be taken, all such other actions, and shall execute such other instruments, agreements or documents, as may be necessary, proper or desirable to more fully effectuate the provisions of this Agreement.

         Section 7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflicts or choice of laws, or any other law that would make the laws of any jurisdiction other than the State of New York applicable hereto.

         Section 8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.


                     [SIGNATURES APPEAR ON NEXT PAGE]













Amendment to Asset Purchase Agreement

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         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its respective officer thereunto duly authorized, all as of the day and year first above written.

                               INTERACTIVE8, INC.

                               By: /s/ THOMAS G. BEVIVINO
                                  ----------------------------------------------
                                   Name: Thomas G. Bevivino
                                   Title: Chief Financial Officer

                               LUMINANT WORLDWIDE CORPORATION

                               By: /s/ THOMAS G. BEVIVINO
                                  ----------------------------------------------
                                   Name: Thomas G. Bevivino
                                   Title: Chief Financial Officer

                               NEW YORK CONSULTING PARTNERS, LLC

                               By:
                                  ----------------------------------------------
                                   Name:
                                   Title:

                               /s/ Elizabeth Haas-Edersheim
                               -------------------------------------------------
                               ELIZABETH HAAS-EDERSHEIM


                               /s/ Robert Allen
                               -------------------------------------------------
                               ROBERT ALLEN


                               /s/ Gary Badrick
                               -------------------------------------------------
                               GARY BADRICK

                               /s/ Joan Wilson
                               -------------------------------------------------
                               JOAN WILSON


                               -------------------------------------------------
                               FRANK SELDIN


                               ELIZABETH A. H. EDERSHEIM YEAR 2000 FAMILY TRUST


                               By: /s/ Elizabeth Haas-Edersheim
                                  ----------------------------------------------
                                   Name: Elizabeth Haas-Edersheim
                                   Title:



Amendment to Asset Purchase Agreement

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